Exhibit 99.1

Trinity Place Holdings Inc. Enters Into Recapitalization Transactions

New York, New York, January 10, 2024 — Trinity Place Holdings Inc. (NYSE American: TPHS) (the “Company”) announced that, effective as of January 5, 2024, the Company had entered into a stock purchase agreement with the lender under its corporate credit facility and an affiliate of such lender (the “Investor”), pursuant to which the Investor will be issued 25,112,245 shares of common stock of the Company for a purchase price of $0.30 per share in accordance with the terms and conditions of the stock purchase agreement.  At the closing of the transactions contemplated by the stock purchase agreement, the Company and the Investor will enter into a joint venture agreement, pursuant to which the joint venture will be appointed the initial manager of, and acquire a five percent (5%) interest in, the joint venture, which joint venture will continue to own, indirectly, all of the real property assets of the Company upon the consummation of the transactions contemplated by the stock purchase agreement and the joint venture agreement, and which joint venture will initially hire a newly formed wholly-owned subsidiary of the Company to act as asset manager for the joint venture for an annual management fee. The Company expects that net proceeds from the issuance of the shares to the Investor at the closing of the transactions will be approximately $4.5 million.

Under the proposed transactions, the real estate assets and related liabilities as well as the corporate credit facility will become part of the joint venture, with the public company retaining the substantial federal, state and local tax net operating losses, the intellectual property and a 95% equity interest in the newly formed joint venture. If consummated, the Company believes that the transactions will allow for an improved structure for a new investor to invest in the Company, which is less complex as a result of the real estate assets and substantially all liabilities being off-balance sheet. In addition, the parties have agreed to certain provisions in the stock purchase agreement to accommodate any new strategic partner that may invest in the Company.

The transactions are subject to various conditions and the Company and the Investor have made certain covenants and agreements, as described in the more detail in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) today concurrently with this release. In addition, on January 8, 2024, the Company filed a preliminary consent solicitation statement with the SEC, and intends to file a definitive consent solicitation statement and other relevant materials with the SEC, pursuant to which the Company will solicit the written consents of its stockholders to the proposals set forth therein in accordance with the provisions of the stock purchase agreement.

NYSE Communication

In addition, on January 4, 2024, the Company received a letter (the “Notice”) from the NYSE American LLC (“NYSE American”) advising the Company that the NYSE American had determined that the Company’s securities had been selling for a low price per share for a substantial period of time and, pursuant to Section 1003(f)(v) of the Guide, the Company’s continued listing is predicated on it effecting a reverse stock split of its shares of common stock or otherwise demonstrating sustained price improvement by no later than July 4, 2024. The notice states that, as a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the Guide, which could, among other things, result in the initiation of delisting proceedings, unless the Company cures the deficiency in a timely manner. The NYSE American can also take accelerated delisting action if the Common Stock trades at levels viewed to be abnormally low.

The Notice has no immediate impact on the listing of the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”), which will continue to be listed and traded on the NYSE American during the period mentioned above, subject to the Company’s compliance with the other listing requirements of the NYSE American. The Common Stock will continue to trade under the symbol “TPHS”, but will have an added designation of “.BC” to indicate the status of the Common Stock as “below compliance”. The Notice does not affect the Company’s ongoing business operations or its reporting requirements with the SEC.

The Company intends to consider available options to regain compliance with the requirements set forth in the Notice. No decisions have been made at this time. There can be no assurance that the Company will be able to achieve compliance with the NYSE American’s continued listing standards within the required time frames.

Additional details regarding the Notice from the NYSE American were included in, and the description above is qualified in its entirety by, the Company’s Current Report on Form 8-K filed with the SEC on January 10, 2024, which is available on the Company’s website under “Investor Relations – SEC Filings” at www.tphs.com.

About Trinity Place Holdings

Trinity Place Holdings Inc. is a real estate holding, investment, development and asset management company. The Company’s largest asset is a property located at 77 Greenwich Street in Lower Manhattan, which is substantially complete as a mixed-use project consisting of a 90-unit residential condominium tower, retail space and a New York City elementary school. The Company also owns a 105-unit, 12-story multi-family property located at 237 11th Street in Brooklyn, New York, as well as a property occupied by a retail tenant in Paramus, New Jersey. In addition to its real estate portfolio, the Company also controls a variety of intellectual property assets focused on the consumer sector, a legacy of its predecessor, Syms Corp., including FilenesBasement.com, its rights to the Stanley Blacker® brand, as well as the intellectual property associated with the Running of the Brides® event and An Educated Consumer is Our Best Customer® slogan. In addition, the Company also had approximately $305.4 million of federal net operating loss carryforwards at September 30, 2023, as well as approximately $291.7 million of various state and local NOLs, which can be used to reduce its future taxable income and capital gains.

Additional Information and Where to Find It

In connection with the proposed transactions contemplated by the stock purchase agreement, the Company has filed and intends to file with the SEC preliminary and definitive consent solicitation statements, respectively, relating to the contemplated transactions and other relevant documents. The definitive consent solicitation statement will be mailed to the Company’s stockholders as of the record date established for voting on the contemplated transactions and related matters. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE CONSENT SOLICITATION STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov or on the Company’s website at www.tphs.com.

Participants in Solicitation

This communication is not a solicitation of a consent from any investor or securityholder. However, the Company and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of consents from the stockholders of the Company in connection with the contemplated transactions and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of consents in connection with the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive consent solicitation statements (when available) for the contemplated transactions. Additional information regarding the Company’s directors and executive officers is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents (when available) are available free of charge from the sources indicated above.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transactions; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transactions and the expected timing of completion of the proposed transactions; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed transactions may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transactions by the Company’s stockholders; (iii) the possibility that any or all of the other conditions to the consummation of the proposed transactions may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the stock purchase agreement; (v) the effect of the announcement or pendency of the proposed transactions on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its business counterparties, or its operating results and business generally; (vi) risks related to the proposed transactions diverting management’s attention from the Company’s ongoing business operations; (vii) the amount of costs, fees and expenses related to the proposed transactions; (viii) the risk that the Company’s stock price may decline significantly and/or that the Company will need to file for bankruptcy if the transactions are not consummated; (ix) the risk of stockholder litigation in connection with the proposed transactions, including resulting expense or delay; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law. The forward-looking statements contained herein speak only as of the date hereof, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.